UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fortitude Gold Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

FORTITUDE GOLD CORPORATION CONTROL ID: REQUEST ID: NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS DATE: WEDNESDAY, MAY 22, 2024 TIME: 9:00 A.M. LOCAL TIME LOCATION: COLORADO SPRINGS MARRIOTT, 5580 TECH CENTER DRIVE, COLORADO SPRINGS, COLORADO IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS HOW TO REQUEST PAPER COPIES OF OUR MATERIALS PHONE: CALL TOLL FREE 1-866-752-8683 FAX: SEND THIS CARD TO 202-521-3464 INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/FTCO AND FOLLOW THE ON-SCREEN INSTRUCTIONS. EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL. THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/FTCO IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE MAY 3, 2024. YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/FTCO UNTIL 11:59 PM EASTERN TIME MAY 21, 2024. THE PURPOSES OF THIS MEETING ARE AS FOLLOWS: 1. TO ELECT THE DIRECTORS WHO SHALL CONSTITUTE FORTITUDE GOLD’S BOARD OF DRIECTORS FOR THE ENSUING YEAR; 2. TO RATIFY THE APPOINTMENT OF HAYNIE & COMPANY AS FORTITUDE GOLD’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024; AND 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 25, 2024 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE. PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

Fortitude Gold Corporation SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603 TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED IMPORTANT SHAREHOLDER INFORMATION YOUR VOTE IS IMPORTANT FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870